                                                                    EXHIBIT 10.2

                                   SCHEDULE

                         dated as of January 15, 1999

                                    to the

                               Master Agreement

                         dated as of January 15, 1999

                                    between



BankBoston, N.A. ("Bank") and CMGI, Inc. (the "Counterparty")

                                    Part 1
                                    ------

                            Termination Provisions
                            ----------------------

In this Agreement:

(1)  "Specified Entity":

     (a)  means, in relation to Bank, none, and

     (b) means, for purposes of Sections 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(ii) in relation to the Counterparty, all wholly-owned subsidiaries of the Counterparty, including, without limitation, Engage Technologies, Inc., Saleslink Corporation, Insolutions Incorporated and Pacific Direct Marketing Corp.

(2) "Specified Transaction" will have the meaning specified in Section 12 of this Agreement.

(3) The "Cross Default" provisions of Section 5(a)(vi) will apply to Bank and the Counterparty, and for such purpose:

     (a) "Specified Indebtedness" means (i) with respect to either party hereto, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money and (ii) with respect to the Counterparty, the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 11, 1998, among the Bank, Saleslink Corporation, Insolutions Incorporated, Pacific Direct Marketing Corp., and the other lending institutions set forth on Schedule I thereto, and Bank as Agent as amended, modified or supplemented from time to time.

     (b) "Threshold Amount" means (i) in relation to Bank, an amount equal to 3 percent of the total stockholders' equity of Bank and (ii) in relation to the Counterparty, U.S. $500,000.

                                      1

(4)  "Termination Currency" means United States Dollars.

(5) The "Credit Event Upon Merger" provisions of Section 5b(ii) of the Agreement will apply to Bank and the Counterparty.

(6) For purposes of Section 5(b)(iii), any default by the Counterparty on its obligations under the Repurchase Agreement, dated as of January 15, 1999, between the Counterparty and Long Lane Master Trust, shall constitute an Additional Termination Event for which the Counterparty shall be the Affected Party.

(7) The "Automatic Early Termination" provisions of Section 6(a) will not apply to either party.

(8)  For purposes of computing amounts payable on early termination.

     (a)  Market Quotation will apply to this Agreement, and

     (b)  The Second Method will apply to this Agreement.

                                    Part 2
                                    ------

                        Agreement to Deliver Documents
                        ------------------------------


For the purpose of Section 4(a), each party agrees to deliver the following documents, as applicable.

Party required to                  Form/Document Certificate               Date by which
deliver document                   -------------------------               to be delivered
----------------                                                              ------------
Counterparty                       An executed United States               Upon execution
                                   Internal Revenue Service                of this
                                   form W-9 (or any successor              Agreement
                                   thereto).

Party required                     Form/Document                           Date by which            Covered by
to deliver                         -------------                           to be delivered          Section 3(d)
document                                                                      ------------          Representation
--------                                                                                            --------------

Counterparty                       A certificate of an authorized          Upon execution                Yes
and Bank                           officer for such party                  of this
                                   certifying the authority,               Agreement and
                                   names and true signatures of            as deemed
                                   the officers signing this               necessary for
                                   Agreement and each                      any further
                                   Confirmation reasonably                 documentation.
                                   satisfactory in form and
                                   substance to each party.

Counterparty                       Certified copies of                     Upon execution                Yes
                                   documents evidencing each               of this
                                   action taken by Counterparty            Agreement.
                                   to authorize its execution of
                                   this Agreement, and each
                                   Confirmation, and the
                                   performance of its
                                   obligations hereunder as well
                                   as its bylaws and articles of
                                   incorporation.

Counterparty                       Annual audited financial                Promptly upon                 Yes
                                   statements prepared in                  request.
                                   accordance with generally
                                   accepted accounting
                                   principles in the United
                                   States.

Counterparty                       Quarterly unaudited financial           Promptly upon                 Yes
                                   statements prepared in                  request.
                                   accordance with generally
                                   accepted accounting
                                   principles in the United
                                   States.

                                       3

Counterparty        A written opinion of legal         Upon execution      No
                    counsel to Counterparty            of this
                    reasonably satisfactory in         Agreement if
                    form and substance to Bank.        requested and as
                                                       deemed
                                                       necessary.

Counterparty        Such other documents as            Promptly upon       Yes
                    Bank may reasonably request        request.
                    in connection with each
                    transaction.

                                    Part 3
                                    ------

                                 Miscellaneous
                                 -------------

(1)  Governing Law.  This Agreement will be governed by and construed in
     -------------
     accordance with the laws of the State of New York without reference to choice of law doctrine.

(2)  Notices.
     -------

     (a) In connection with Section 10, all notices to Bank shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation, and any notice for purposes of Section 5 or 6 shall be sent to the address, telex number or facsimile number specified below.

          BankBoston, N.A.
          100 Federal Street
          Boston, MA 02110
          Attention:
          Telex:
          Answerback:
          Facsimile No.:

     (b) In connection with section 10, all notices to the Counterparty shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation and any notice for purposes of Section 5 or 6 shall be sent to the address, telex number or facsimile number specified below:

          CMGI, Inc.
          100 Brickstone Square
          First Floor
          Andover, MA 01810
          Attention: Chief Financial Officer
          Telex:
          Answerback:
          Facsimile No.: (978)684-3672

(3)  Netting of Payments.  Section 2(c)(ii) of this Agreement will apply with
     -------------------
     respect to all Transactions under this Agreement.

(4)  Credit Support Documents
     ------------------------

     With respect to this Agreement, Credit Support Document means the ISDA Credit Support Annex, dated the date hereof, between the parties hereto.

(5)  Credit Support Provider
     -----------------------

     None.

                                    Part 4
                                    ------

                               Other Provisions
                               ----------------

(1)  ISDA Definitions. Reference is hereby made to the 1991 ISDA Definitions
     ----------------
     (the "ISDA Definitions") each as published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the ISDA Definitions shall have the meaning set forth therein.

(2)  Set-off. "Set-off" shall, for purposes of this Agreement and any Credit
     -------
     Support Document, have the meaning set forth in Section 12 and shall include without limitation the rights in Section 6(f). Section 6 of this Agreement is modified to include the following additional sub-clause (f):

     "(f) Set-off. Any amount (the "Early Termination Amount") payable to one party (the "Payee") by the other party (the "Payer") under Section 6(e), in circumstances where there is a Defaulting Party or one Affected Party will, at the option of the party ("X") other than the Defaulting Party or Affected Party (and without prior notice to same) be reduced by its set-off against any amount(s) (the "Other Agreement Amount") payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer (irrespective of the place of payment or booking office of such obligation) under any other agreement(s) between the Payee and the Payer or instrument(s) or undertaking(s) issued or executed by one party to, or in favor of, the other party (and the Other Agreement Amount(s) will be discharged promptly and in all respects to the extent it is so set-off). X will give notice to the other party of any set-off effected under this Section 6(f).

           If an obligation is unascertained, X may in good faith estimated that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

           Nothing in this Section 6(f) shall be effective to create a charge or other security interest. This Section 6(f) shall be without prejudice and in addition to any right of set-off otherwise available to a party (whether by operation of law, contract, or otherwise)."

(3)  Calculation Agent. The Calculation Agent will be Bank.
     -----------------

(4)  Severability. In the event any one or more of the provisions contained in
     ------------
     this Agreement should be held invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor, in good faith negotiations, to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(5)  Non-Reliance. In connection with the negotiation of the entering into, and
     ------------
     the confirming of the execution of this Agreement, each Transaction, and any other documentation relating to this Agreement to which the Counterparty is a party or that the Counterparty is required by this Agreement to deliver:

     (i) the Counterparty is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary;

     (ii) the Counterparty is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel, or representations (whether written or oral) of the other party to this Agreement, each Transaction or such other documentation other than the representations expressly set forth in this Agreement, and in any Confirmation; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction;

     (iii) the Counterparty has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction pursuant to this Agreement) based upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party to this Agreement, each Transaction or such other documentation;

     (iv) the Counterparty is capable of assessing the merits of and evaluating and understanding (on its own behalf or through independent professional advice), and it has a full understanding of all the terms, conditions, and risks (economic and otherwise) of the Agreement, each Transaction, and such other documentation and is capable of assuming and willing to assume (financially and otherwise) those risks;

     (v) the Counterparty is entering into this Agreement, each Transaction, and such other documentation for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business and not for purposes of speculation;

     (vi) the Counterparty is entering into this Agreement, each Transaction, and such other documentation as principal, and not as agent or in any other capacity, fiduciary or otherwise; and

     (vii) the Bank (a) is not acting as a fiduciary or financial, investment or commodity trading advisor for it; (b) has not given to the Counterparty (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, financial, accounting or otherwise) of this Agreement, each Transaction, and such other documentation; and (c) has not committed to unwind the Transactions.

(6)  Waiver of Jury Trial. Each party hereby irrevocably waives any and all
     --------------------
     right to trial by jury in any proceedings arising out of or relating to this Agreement or any transaction contemplated hereby.

(7)  Confidentially. The existence of this Agreement, its contents and the
     --------------
     existence of and contents and all other instruments and documents relating to this Agreement, and any information made available by one party to the other party with respect to this Agreement or any Transaction hereunder is confidential and shall not be discussed with or disclosed to any third party (nor shall any public announcement or press release relating to this Agreement or any Transaction hereunder be made by either party, except with the prior written consent of the other party hereto), except for such information (i) as may become generally available to the public, (ii) as may be required or appropriate in response to any summons, or otherwise in connection with any litigation or to comply with any applicable law, order, regulation, ruling, or accounting disclosure rule or standard (iii) as may be obtained from a non-confidential source that disclosed such information in a manner that did not violate its obligations to the other party in making such disclosure, or (iv) as may be furnished to that party's auditors, attorneys, advisors, or financial institutions with which the party has a written agreement or which are otherwise required to keep the information that is disclosed in confidence.

(8)  Further Agreements of Counterparty. The Counterparty agrees that until the
     ---------------------------------
     termination of this Agreement and the satisfaction in full of the Counterparty's obligations hereunder, the Counterparty will, and will cause each of its wholly-owned subsidiaries to comply with, its obligations as set forth throughout this Agreement and;

     (a) to furnish the Bank (i) as soon as available but in any event within ninety (90) days after the close of each fiscal year, the Counterparty's audited consolidated and consolidating Financials for such fiscal year, certified by the Counterparty's accountants, and the Counterparty's consolidating Financials for such fiscal period; (ii) as soon as available but in any event within forty-five (45) days after the end of each fiscal quarter of the Counterparty, the Counterparty's unaudited consolidated and consolidating Financials for such quarter, certified by its chief financial officer; (iii) together with the quarterly and annual audited Financials, a certificate of the Counterparty setting forth computations demonstrating compliance with the Counterparty's financial covenants set forth in Section 8(b) hereof, and certifying that no Event of Default or Termination Event has occurred hereunder, or if it has the actions taken by the Counterparty with respect thereto; (iv) within forty-five (45) days after the end of each fiscal quarter or at such earlier time as the Bank may request, a certificate of the Counterparty setting forth computations demonstrating compliance with Section 4(f) of the Confirmation hereof as of the date thereof which shall also set forth in specific detail the amount of cash and/or equity shares maintained for purposes of compliance with Section 4(f); (v) contemporaneously with the delivery thereof, copies of all accountants' management letters delivered to the Counterparty or any of its wholly-owned subsidiaries; and (vi) from time to time such other financial data and information as the Bank may request; and

     (b) For the purposes of Section 8(a) hereof, the following terms shall have the meaning set forth below:

          (i) "Financials" mean in respect of any period, the consolidated balance sheet of the Counterparty and its wholly-owned subsidiaries as at the end of such period, and the related statement of income and consolidated statement of cash flow for such period, each setting forth in comparative form the figures for the previous comparable fiscal period, all in reasonable detail and prepared in accordance with GAAP; and

          (ii) "GAAP" means generally accepted accounting principles consistent with those adopted by the Financial Accounting Standards Board and its predecessor, generally, as in effect from time to time.

     (c) For the purpose of Section 8(a) hereof, Section 5(a)(ii) of the Master Agreement is hereby amended by deleting the words "thirtieth day" in the last line thereof and inserting "five Business Days" in lieu thereof.

     Please confirm your agreement to the terms of the foregoing Schedule by signing below.


          BANKBOSTON, N.A.


          By: /s/ Liam Stokes
             ________________________
             Name: Liam Stokes
             Title: Director


          CMGI, INC.

          By: /s/ Andrew J. Hajducky
             ________________________
             Name:
             Title: